UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 28, 2005
MIKOHN GAMING CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
Las Vegas, Nevada 89119
(Address of Principal Executive Offices)
(702) 896-3890
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

EXPLANATORY NOTE
On November 28, 2005, Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation (“PGIC”), completed its previously announced acquisition of EndX Group Limited (“EndX”), a global gaming management systems software company headquartered in the United Kingdom, pursuant to a definitive purchase agreement dated September 6, 2005. PGIC paid approximately $27.0 million in cash to EndX stockholders to purchase all the issued share capital of EndX. On December 1, 2005, PGIC filed a Current Report on Form 8-K, with the Securities and Exchange Commission (the “Commission”) in connection with the completion of the acquisition. This Amendment No. 1 amends the above-referenced Current Report on Form 8-K. In that report, we indicated that we would file the information required under Item 9.01 of Form 8-K as soon as practicable, and in any event no later than 71 days after the date on which the Current Report on Form 8-K was required to be filed. Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, we are hereby amending the following items, financial statements and exhibits and other portions of the Current Report on Form 8-K dated November 28, 2005, as filed with the Commission on December 1, 2005. Unless set forth below, all previous items of the Form 8-K are unchanged.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
On November 28, 2003, EndX Group Limited was formed to acquire 100% of the outstanding shares of EndX Limited. Accordingly, the financial statements for EndX for periods prior to November 28, 2003 represent the consolidated financial position and results of operation of EndX Limited and the financial statements for periods subsequent to November 28, 2003 represent the consolidated financial position and results of operations for EndX Group Limited. EndX’s financial information is presented in EndX’s local currency, and has been prepared in accordance with Regulation S-X, Item 17 of Form 20-F and accounting principles generally accepted in the United Kingdom.
The following historical financial statements of EndX Limited are filed with this report as Exhibit 99.1 and are incorporated herein and therein by reference to Exhibit 99.3 to PGIC’s Current Report on Form 8-K filed on September 29, 2005:
Consolidated financial statements for EndX Limited as of and for the year ended September 30, 2003 and as of and for the 59 days ended November 28, 2003.
The following historical financial statements of EndX Group Limited are filed with this report as Exhibit 99.2 and are incorporated herein and therein by reference to Exhibit 99.4 to PGIC’s Current Report on Form 8-K filed on September 29, 2005:
Consolidated financial statements for EndX Group Limited as of and for the ten months and 2 days ended September 30, 2004.
The following historical financial statements of EndX Group Limited are filed with this report as Exhibit 99.3 and are incorporated herein by reference:
Unaudited condensed consolidated financial statements of EndX Group Limited as of and for the nine months ended June 30, 2005.
(b) Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial information is filed with this report as Exhibit 99.4 and is incorporated herein by reference:
(i)	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2005.

(ii)	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005.

(iii)	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004.

(iv)	Notes to unaudited pro forma condensed consolidated financial information.
(d) Exhibits
23.1	Consent of KPMG LLP with respect to EndX Limited

23.2	Consent of KPMG LLP with respect to EndX Group Limited

99.1	Consolidated financial statements for EndX Limited as of and for the year ended September 30, 2003 and as of and for the 59 days ended November 28, 2003, incorporated by reference to Exhibit 99.3 to PGIC’s Current Report on Form 8-K filed on September 29, 2005

99.2	Consolidated financial statements for EndX Group Limited as of and for the ten months and 2 days ended September 30, 2004, incorporated by reference to Exhibit 99.4 to PGIC’s Current Report on Form 8-K filed on September 29, 2005

99.3	Condensed unaudited consolidated financial statements of EndX Group Limited as of and for the nine months ended June 30, 2005

99.4	Unaudited pro forma condensed consolidated financial statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mikohn Gaming Corp.
By	/s/ Michael A Sicuro

Michael A. Sicuro Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Date: February 10, 2005

EXHIBIT INDEX
23.1	Consent of KPMG LLP with respect to EndX Limited

23.2	Consent of KPMG LLP with respect to EndX Group Limited

99.1	Consolidated financial statements for EndX Limited as of and for the year ended September 30, 2003 and as of and for the 59 days ended November 28, 2003, incorporated by reference to Exhibit 99.3 to PGIC’s Current Report on Form 8-K filed on September 29, 2005

99.2	Consolidated financial statements for EndX Group Limited as of and for the ten months and 2 days ended September 30, 2004, incorporated by reference to Exhibit 99.4 to PGIC’s Current Report on Form 8-K filed on September 29, 2005

99.3	Condensed unaudited consolidated financial statements of EndX Group Limited as of and for the nine months ended June 30, 2005

99.4	Unaudited pro forma condensed consolidated financial statements